UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2006

ARROW FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-12507	22-2448962
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification Number)

250 GLEN STREET, GLENS FALLS, NEW YORK 12801
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (518) 745-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
[ ] Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.

Results of Operations and Financial Condition

On July 25, 2006, Arrow Financial Corporation issued a press release containing unaudited financial information and accompanying discussion for the quarter-to-date periods ended June 30, 2006.  A copy of this press release is furnished as Exhibit 99 to this report on Form 8-K.

Item 9.01.

Financial Statements and Exhibits

Exhibits:

Exhibit No.

Description

Exhibit 99

Arrow Financial Corporation Press Release dated July 25, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW FINANCIAL CORPORATION

Registrant

Date: July 25, 2006	/s/ John J. Murphy
John J. Murphy, Executive Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Description

Exhibit 99

Arrow Financial Corporation Press Release dated July 25, 2006.

2